Financial Instruments (Imported)	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments

20.Financial Instruments

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. Per Note 1, the Company does not have sufficient financial resources necessary to complete the construction and final commissioning of the Refinery and the Company is going through a planning and budgeting process to update the capital estimates and completion schedule associated with the Refinery. The Company attempts to ensure there is sufficient access to funds to meet ongoing business requirements, considering its current cash position and potential funding sources. Although the Company has historically been successful in obtaining financing in the past, there can be no assurances that the Company will be able to obtain adequate financing in the future. This represents a material uncertainty that casts substantial doubt on the Company’s ability to continue as a going concern.  These consolidated financial statements do not include the adjustments to the amounts and classifications of assets and liabilities that would be necessary should the Company be unable to continue as a going concern. These adjustments may be material. The following are the contractual maturities of financial liabilities as at December 31, 2022, and December 31, 2021:

	As at December 31, 2022
	< 1 Year	Between 1 – 2 Years	>2 Years

Accounts payable and accrued liabilities	$18,864	$—	$—
Interest payable [1]	3,436	3,445	6,589
Long-term government loan payable	—	996	3,737
Convertible notes payable [1]	—	—	48,759
Lease payable	117	119	289
Total	$22,417	$4,560	$59,374

[1] Amounts are based on contractual maturities of 2026 Notes and assumption that it would remain outstanding until maturity. Per Note 13, 2026 Notes were cancelled and replaced with 2028 Notes subsequent to year end.

	As at December 31, 2021
	< 1 Year	Between 1 – 2 Years	>2 Years

Accounts payable and accrued liabilities	$3,544	$—	$—
Interest payable	3,137	3,547	11,837
Long-term government loan payable	—	—	1,000
Long-term convertible notes payable	—	—	50,339
Total	$6,681	$3,547	$63,176

For 2022 and 2021 the Company assumed the notes will remain outstanding until maturity. If Noteholders convert prior to maturity, they would be entitled to a make-whole interest payment upon conversion.  This payment cannot exceed the remaining coupon payments owing and thus the tables above present all interest payments to maturity, which represents the maximum possible cash outflow to the Company.

The contractual liabilities relating to government loan payable assumes that repayment would begin on March 1, 2024 in 19 equal quarterly instalments (Note 12).

Fair Value

The Company’s financial instruments consisted of cash and cash equivalents, restricted cash, convertible notes payable, long-term government loan payable, financial derivative liability, and accounts payable and accrued liabilities. The fair values of cash and cash equivalents, restricted cash, prepaid expenses and deposits, receivables and accounts payable and accrued liability approximate their carrying values because of their current nature. The fair value of long-term government loan payable and long-term convertible notes payable are estimated as $3,558 and $46,292 respectively utilizing a discounted cash flow calculation based on cash interest and principal payments and a 9% interest rate which would expected to be achieved on a standard debt arrangement.

Credit Risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company’s primary exposure to credit risk is on its cash and cash equivalents and restricted cash which are being held in with major Canadian banks that are high credit quality financial institutions as determined by rating agencies.

The Company’s receivables primarily consist of HST refund due from Canada Revenue Agency, hence there is no significant credit risk on receivables.

As at December 31, 2022, the Company’s maximum exposure to credit was the carrying value of cash and cash equivalents, restricted cash, and receivables.

Foreign Currency Risk

Foreign currency risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because they are denominated in currencies that differ from the Company’s functional currency. The Company is exposed to foreign currency risk on fluctuations related to cash and cash equivalents, prepayments, accounts payable and accrued liabilities, derivative financial liabilities on warrants and its long-term debts that are denominated in US Dollars. The Company has not used derivative instruments to reduce its exposure to foreign currency risk nor has it entered into foreign exchange contracts to hedge against gains or losses from foreign exchange fluctuations. The following table indicates the foreign currency exchange risk on monetary financial instruments as at December 31, 2022 and December 31, 2021 converted to Canadian Dollars:

As at December 31, 2022

Cash and cash equivalents	$2,561
Accounts payable and accrued liabilities	(1,264)
Interest accrual	(1,300)
Current convertible notes payable	(25,662)
Financial derivative liability – convertible notes	(6,674)
Other financial derivative liability	(1,271)
Total	$(33,610)

As at December 31, 2021

Cash and cash equivalents	$14,080
Accounts payable and accrued liabilities	(842)
Interest accrual	(1,164)
Long-term convertible notes payable	(22,541)
Financial derivative liability – convertible notes	(37,715)
Total	$(48,182)

During the year ended December 31, 2022, the Company recognized a loss of $1,019 on foreign exchange (2021 – gain of $681). Based on the above exposures as at December 31, 2022, a 10% depreciation or appreciation of the US Dollar against the Canadian Dollar would result in a $2,480 decrease or increase in the Company’s net income before tax (2021 - $3,774).

Interest Rate Risk

Interest rate risk is the risk that the fair value of future cash flow of a financial instrument will fluctuate because of changes in market interest rate. The Company’s debt with Glencore was extinguished during 2021 and the Company currently does not have any financial instruments that are linked to LIBOR, SOFR, or any form of a floating market interest rate. Therefore, changes in the market interest rate does not have an impact on the Company as at December 31, 2022.